SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                     -----------------------

                            FORM 8-K

                         Current Report
   Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934


        Date of Report (date of earliest event reported)


                         March 31, 1997


                 HIGHLANDS INSURANCE GROUP, INC.
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     (Exact name of registrant as specified in its charter)


                            Delaware
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         (State or Other Jurisdiction of Incorporation)

     1-14028                            75-2370945
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  (Commission File Number)  (IRS Employee Identification No.)

     10370 Richmond Avenue, Houston, Texas    77042-4123
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    (Address of principal executive offices)  (Zip Code)

                          (713)952-9555
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     Registrant's telephone number, including area code
















ITEM 5.  Other Events

      The registrant, may at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.
    (a) On March 31, 1997, the registrant, Highlands Insurance Group, Inc. ("Highlands") issued a press release entitled "Highlands Insurance Group, Inc. and VIK Brothers Insurance, Inc. Satisfy Certain Conditions Under Agreement to Acquire VIK Brothers Insurance, Inc."

ITEM 7.

The following exhibit is filed with this report on Form 8-K:

Exhibit 1 - Press release dated March 31, 1997

                         SIGNATURES

      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HIGHLANDS INSURANCE GROUP, INC.


April 11, 1997             By:
                              --------------------------
                              Dwayne D. Hallman
                              Vice President and Secretary

                        EXHIBIT INDEX
EXHIBIT NO.1     Press Release of March 31, 1997
Incorporated by Reference

EXHIBIT NO. 1:

FOR IMMEDIATE RELEASE    Contact:     Charles J. Bachand
March 31, 1997                        Vice President
                                      (713) 267-8567
                                      (713) 267-8688 (Facsimile)


                 HIGHLANDS INSURANCE GROUP, INC.
                               AND
                  VIK BROTHERS INSURANCE, INC.
                SATISFY CERTAIN CONDITIONS UNDER
        AGREEMENT TO ACQUIRE VIK BROTHERS INSURANCE, INC.


  Houston, Texas - March 31, 1997 . . . Highlands Insurance Group, Inc. (Highlands) (NYSE:HIC), a regional property and casualty insurer, today announced that consents, waivers or other agreements from certain securityholders of Vik Brothers Insurance, Inc. of Lawrenceville, New Jersey (VBII) and other third parties who have existing contractual arrangements with VBII required for consummation of the transactions contemplated by the revised definitive agreement for the previously announced acquisition of VBII by Highlands have been received. Receipt of such consents was a condition to completing the transaction. Highlands announced on February 14, 1997 that it and VBII had entered into the revised definitive agreement.

  Consummation of the acquisition is also conditioned upon receipt of regulatory approval and satisfaction of other customary conditions. Filings with the applicable state insurance regulatory authorities have been made and discussions with these authorities are in process.

  Under the terms of the revised definitive agreement, Highlands will acquire VBII for aggregate consideration, including the assumption of debt, of approximately $97 million. Highlands will finance the acquisition with a combination of common stock, bank debt, perferred stock and cash. Highlands will issue approximately 1.4 million shares of common stock, representing approximately 11% of Highlands' then outstanding common equity.

  The parties expect to close the transaction in the second quarter of 1997.

  Highlands  is  a regional insurance company that  is  primarily
engaged   in  the  commercial  property  and  casualty  insurance
business,   specializing   in  workers'   compensation,   general
liability and other related coverages.